Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 7 - COMMITMENTS AND CONTINGENCIES:

a.	In September 2020, securities class action complaints were filed in the United States by certain of the Company’s shareholders against the Company and certain of the Company’s current officers and directors alleging violations of securities laws and seeking unspecified damages. On December 7, 2020, the proposed lead plaintiffs’ submissions were fully briefed. The Company believes these lawsuits are without merit and intends to defend the cases vigorously. As of the date of issuance of these financial statements, the Company is unable to estimate a range of loss, if any, that could result were there to be an adverse final decision in these cases.

b.	For services with SixAI Ltd. (“SixAI”), see Note 10d.